SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 15, 2004

The Bank Holdings

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-50645	90-0071778
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

9900 Double R Boulevard, Reno, Nevada 89521
(Address of Principal Executive Offices)

(775) 853-8600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition

On November 15, 2004, The Bank Holdings issued a press release concerning its results of operations and financial condition as of and for the calendar quarter ending September 30, 2004.  A copy of the press release is furnished herewith as Exhibit 99.1

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits

99.1           Press Release concerning second quarter financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Bank Holdings

Date: November 15, 2004	By:	/s/ Jack Buchold
Jack B. Buchold
Executive Vice President
& Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release concerning results of operations and financial condition as of and for the calendar quarter ended September 30, 2004.